Coal Property Appraisal

For

LANCASTER INTERNATIONAL CORPORATION

of properties located in

FULTON COUNTY, ILLINOIS, USA

December 15, 2003

Prepared By:

MOSS, JOHNSON & ASSOCIATES, LTD.
Consulting Engineers
P.O. Box 3296
Springfield, Illinois 62708-3296
(217) 529-5534

MOSS, JOHNSON & ASSOCIATES, LTD.

ENVIRONMENTAL ENGINEERS — LAND SURVEYORS — PLANNERS
P. O. BOX 3296, SPRINGFIELD, ILLINOIS 62708-3296 FAX(217) 566-3912 (217) 529-6534

December 15, 2003

Lancaster International Corporation
225 Flame Avenue
Maitland, Florida 32751

RE: **Coal Property Appraisal**

Gentlemen

We are pleased to submit herewith our appraisal of certain coal properties owned by Lancaster International Corporation located at Fiatt, Fulton County, Illinois. This report has been prepared to reflect the total tonnage and recoverable tonnage of coal on the property, also owned by Lancaster International Corporation.

The attached report is the result of our independent evaluations of the aforementioned reserves. We have also reviewed several existing reports concerning these properties as prepared by other Professional Engineers. Past investigations of this property by these firms indicates that their work to be well within the norms established by the industry and that our evaluation generally confirms their findings.

Moss, Johnson & Associates, Ltd. certifies that it has no direct or indirect, present or contemplated future interest in the property evaluated, and that the fees paid for professional services provided by the firm is in no way contingent on the values shown herein.

Thank you for the opportunity to be of service to you and your company.

Sincerely,
Moss, Johnson & Associates, Ltd.

Ronald E. Moss

Ronald E. Moss, PE
President

attachment

INTRODUCTION:

Lancaster International Corporation of Maitland, Florida USA, has commissioned Moss, Johnson & Associates of Springfield, Illinois, to conduct an independent investigation of certain coal properties in Fulton County, Illinois. In addition, Moss, Johnson and Associates, LTD., were to prepare a report of the results of their investigation in terms of the amount of recoverable coal reserves located on the properties. All field work, geologic and coal sampling were conducted by personnel, under the direct supervision of the property owners, the firm commissioned to conduct the required services, or other engineering firms. The actual analysis of the coal presently on the site was compared to the results of earlier analysis on file as published in reports by the Illinois State Geological Survey, the Keystone Coal Industry Manual, the City of Springfield, CWLP labs, and the Commercial Testing and Northern States Power Co. Laboratory.

This report is the result of the requested independent investigation of the properties and the review of previously published documentation. It is the opinion of the commissioned firm that the findings represent the conditions found on the properties regarding the quantities of recoverable coal reserves.

HISTORY OF THE AREA:

The investigated properties lie in the heart of the Western Illinois coal fields, commonly known as the "Western Coal District" including all of Knox, Stark, Peoria, and Fulton Counties. These fields have been recognized as the earliest and largest known coal-bearing regions in the United States. Lancaster International Corporation owns and controls 500 acres, more or less, of these once active Truax-Traer Mining Company lands. During the active mining period from 1920 to the middle 1940's, all coal materials mined that were less than two inches in size were considered coal fines and were deposited on the site. The Truax-Traer Mining Company also hauled in coal fines from other remote mining activities in a ten mile radius of the Fiatt site and deposited them in the "coal" piles on the Fiatt acreage. This method of coal fines disposal accounts for the massive deposits of recoverable coal on the property.

Figure 1 is a general vicinity of the Fiatt area. ***Figure 2*** shows the approximate property lines of the Lancaster International Corporation property located in Joshua Township, Fulton County, Illinois. The parcels are accessible from IL Route 97 along the west side and IL Route 9 along the north side, as well as the township and county roadway network running through the properties.


30
29
28
31
32
33
Lake
Wee-Ma-Tuk
SCALE 1:24 000
CONTOUR INTERVAL 10 FEET
NATIONAL GEODETIC VERTICAL DATUM OF 1929
FIATT, ILL.
1974

GENERAL VICINITY MAP

Figure 1


BYBEE
TURKEY
LOST GROVE
FIATT
WEE-MA-TUK
Glen N. Truax
Hobart Rutt
Cecil Lundry
Mabel Dewitt
Leonard Rughbank
Dwight Beatty
Virgil D. Rybolt
Charles Morris
Esther Churchill
Chester Estes
Don Wolf
Metropolitan Sanitary District
Consolidation Coal Co.
Truax-Traer Coal Co.
Jay Thompkins
Michael Beoletto
Floyd Shelby
Ronald & George Tompkins
Ira Stuckey
Mary Elliott
A.G. Huff
Marilyn Hosker

LOCATION MAP of the

LANCASTER INTERNATIONAL CORPORATION PROPERTIES

Figure 2

THE PROBABLE RESERVES:

Lancaster International Corporation owns and controls 500 acres, more or less, of a portion of the original Truax-Traer Mining Companies Properties in Section 29, 32 and 33 of Joshua Township. This area, directly south of the small community of Fiatt, was the activity center of the mining operation where coal processing was performed by the mine, not only for mining activities within these three sections, but also for strip mining activities within a ten mile radius of this area. The remaining coal fines sized from two inches in diameter and smaller are located in four different locations within the property. All fines are located on the surface of the described areas without soil cover or other overburden materials.

For purposes of this investigation, the four areas where the fines can be found have been identified as **"Track 1"**, **"Track 2"**, **"Track 3"** and **"Track 4"**, as shown in ***Figure 3.*** Thickness of the materials located in each of these Tracks was determined from earlier borings conducted on the site. In addition, physical testing of the sampled materials was conducted to determine the quality of the coal recovered from the site. Volumes of material were determined from a planimetric measurement of SCS photographs of the area in acres times the thickness disclosed by the boring investigations. The result of these computations is the probable raw tonnage amounts of available material located in each Track.

The quality of the material located in these Tracks, discussed later in this report, is similar based on previously conducted test burns and material sampling and testing over the past several years. The analyses of the coal reserves owned by Lancaster International Corporation at Fiatt were discussed in reports prepared by Dames & Moore, geologists, West Chicago Industries & Engineering, Hawkins & Graham of Sapulpa, Oklahoma, and Hy-Carb Co. of Minden, Nevada. These reports, along with the physical testing of the fines as a fuel by the laboratory of the City of Springfield's City, Water, Light and Power, provide the basis for the appraisal discussed herein. The appraiser has relied on this data as being accurate and timely and has conducted his appraisal using this data along with his personal knowledge of the area.

The four Tracks noted earlier in this report and shown in ***Figure 3*** are listed below to identify the volume of reserves available:

Valuation: Total Tonnage (80% Recoverable) @ $20.00/ton

Track 1:
- 127 acres, more or less, of surface area
- Thickness – 45 feet average
- Using 2000#/sht tn
  - **Total tonnage – 6,224,635 tons** **$ 99,594,160.**

Track 2:
- 70 acres, more or less, of surface area
- Thickness – 70 feet average
- Using 2000#/sht tn
  - **Total tonnage – 5,336,100 tons** **$ 85,377,600.**

Track 3:
- 130 acres, more or less, of surface area
- Thickness – 50 feet average
- Using 2000#/sht tn
  - **Total tonnage – 7,078,500 tons** **$113,256,000.**

Track 4:
- 100 acres, more or less, of surface area
- Thickness – 50 feet average
- Using 2000#/sht tn
  - **Total tonnage – 4,356,000 tons** **$ 69,696,000.**

TOTAL OF FOUR TRACKS	**22,995,235 tons**
@ 80% recoverability	**18,396,188 tons**

Total Dollar Value of Recoverable Reserves ....$367,923,760.


AREA 1
OFFICE
FIATT
AREA 2
AREA 4
AREA 3
0
1/4 mi.
1/2 mi.
TEST BORING LOCATIONS

LOCATION OF THE FOUR TRACKS

Figure 3

The ability of the recoverable fines to be used as an acceptable high quality fuel is substantiated by the results of the physical testing conducted on the coal. As received, conditions of the tested coal revealed an ash content of 9 percent to 24 percent. Sulfur ranged from 1.5 percent to 2.97 percent. BTU value range ranged 7910 to 10500. Samples also were tested for volatiles and carbon content. The test showed that this material was capable of producing 33 percent to 38 percent volatiles and 37 percent to 43 percent carbon. Average fusion temperature was 2270°F.

Studies conducted of the processed material prior to burning by the City of Springfield revealed even higher quality results due to the reduction of ash content prior to burning. Therefore, in order to utilize the resources located on the Lancaster International Corporation properties to their highest potential, portable washers, dryers, and/or pelletizing equipment are to be used, improving the marketability of the product.

MARKETING:

In reviewing the reports conducted by other firms and the data collected during our investigation, we find that the coal reserves located on the Lancaster International Corporation properties have two principal advantages:

A. All of the properties lay in the heart of the Western Illinois coal fields where medium quality, average sulfur coal is predominant.

B. Extensive road networks and river systems provide competitive, sophisticated, and dependable modes of transportation to market areas.

Coal fired generating plants throughout Central and Western Illinois constitute the major markets for the product, including: Pekin Energy; Lone Star Cement at Henry, Illinois; Staley Products at Decatur, Illinois; Central Illinois Public Service at Meredosia, Illinois; Central Illinois Light Company at Peoria, Illinois; and other facilities where sulfur dioxide scrubbers have been installed or where fluidized beds systems are being used.

APPRAISED VALUE:

The appraised value of the properties owned by Lancaster International Corporation of Maitland, Florida is based on all of the considered factors pertaining to this evaluation.

1.) Current value of Land and Improvements:

500 acres of land, more or less
One two-story dwelling & one mobile home
Four large metal buildings

1)	100 ft x 200 ft	2)	40 ft x 80 ft
3)	100 ft x 300 ft	4)	80 ft x 80 ft

Present Market Value $500,000.00

2.) Surface Reserves Valuation:

Using the present market value of **$20.00 per ton** times the estimated recoverable tonnage of eighteen million three hundred and sixty-nine thousand one hundred and eighty-eight tons (18,369,188) as defined herein, the present market value is determined to be:

Present Market Value $367,995,760.00

This appraisal, placing the greatest amount of validity on the Surface Reserves Valuation shown above, determines the market value of the mineral assets, the land and the improvements of Lancaster International Corporation of Maitland, Florida to be ***Three Hundred and Sixty-eight Million, Four Hundred and Ninety-five Thousand Seven Hundred and Sixty and 00/100 Dollars ($368,495,760.00).***

(217) 525-8023 FAX (217) 525-8025

PROJECT Flatt Coal Recovery

CLIENT USA Coal

CITY Canton, Illinois

BORING B-1 SHT 1 OF 1

LOCATION Area # 1

SURFACE ELEV. Grade

DATE [illegible]

WEATHER Sunny

INITIAL GWL@ ____ FT.

DELAYED GWL@ ____ @ ____ HRS.

CAVE-IN ____

DRILLER KFD HELPER HM

SAMPLE TYPE: DISTURBED | SHELBY TUBE | SPT SAMPLE | CONT. CME | NO RECOVERY | CORE

DEPTH (ft)	SAMPLE TYPE	SAMPLE NO	▲PERCENT CLAY▲ 20 40 60 80 / ■PERCENT SILT■ 20 40 60 80 / PLASTIC M.C. LIQUID 20 40 60 80	SOIL DESCRIPTION	●BLOW COUNT● 20 40 60 80 / ▲Qu (tsf)▲ / ■PPR (tsf)■ 1.0 2.0 3.0 4.0 / ◆Torvane (tsf)◆ 1.0 2.0 3.0 4.0	USC	ELEV (ft)
0				FILL- Coal fines			
5	SPT	1					
10	SPT	2		-Interlayered black silty clay and black silt and coal fines			
15	SPT	3					
20	SPT	4					
25	SPT	5					
30	SPT	6		SILTY CLAY - Black		CL	
35	SPT	7		-Gray		CL	
37				End of Boring 37.0 ft.			

TEST BORING LOG

AE EXPLORATION CORPORATION
SPRINGFIELD, ILLINOIS
(217) 525-6023 FAX: (217) 525-6025

PROJECT NO. II-7510-12
DATE 9/10/97
WEATHER Sunny
INITIAL GWL@ ______ FT.
DELAYED GWL@ ____ @ ____ HRS.
CAVE-IN ______
DRILLER KFD HELPER HM

PROJECT Flatt Coal Recovery
CLIENT USA Coal
CITY Canton, Illinois

BORING B-2 SHT 1 OF 1
LOCATION Area # 1
SURFACE ELEV. Grade

SAMPLE TYPE: DISTURBED / SHELBY TUBE / SPT SAMPLE / CONT./CORE / NO RECOVERY / CORE

DEPTH (ft)	SAMPLE TYPE	SAMPLE NO	▲ PERCENT CLAY ▲ 20 40 60 80 / ■ PERCENT SILT ■ 20 40 60 80 / PLASTIC M.C. LIQUID 20 40 60 80	SOIL DESCRIPTION	● BLOW COUNT ● 20 40 60 80 / ▲ Qu (tsf) ▲ / ■ PPR (tsf) ■ 1.0 2.0 3.0 4.0 / ◆ Torvane (tsf) ◆ 1.0 2.0 3.0 4.0	USC	ELEV (ft)
				FILL- Coal fines			
5	SPT	1					
10	SPT	2		-interlayered black silt and coal fines			
15	SPT	3		-moist			
20	SPT	4		-saturated			
25	SPT	5					
30	SPT	6		SILTY CLAY - Black, with occasional gravel and cobble		CL	
	SPT	7					
				End of Boring 33.4 ft.			

TEST BORING LOG

AE EXPLORATION CORPORATION
SPRINGFIELD, ILLINOIS
(217) 525-6023 FAX: (217) 525-6025

PROJECT	Flatt Coal Recovery	PROJECT NO.	B-7610-12
		DATE	9/19/97
		WEATHER	Sunny
BORING	B-4 SHT 1 OF 1	INITIAL GWL@	FT.
CLIENT	USA Coal	DELAYED GWL@	@ HRS.
LOCATION	Area # 2	CAVE-IN	
CITY	Canton, Illinois		
SURFACE ELEV.	Grade	DRILLER	KFD HELPER HM

SAMPLE TYPE: DISTURBED / SHELBY TUBE / SPT SAMPLE / CONT. CME / NO RECOVERY / CORE

▲PERCENT CLAY▲ 20 40 60 80; ■PERCENT SILT■ 20 40 60 80; PLASTIC — M.C. — LIQUID 20 40 60 80

●BLOW COUNT● 20 40 60 80; ▲Qu (tsf)▲; ■PPR (tsf)■ 1.0 2.0 3.0 4.0; ◆Torvane (tsf)◆ 1.0 2.0 3.0 4.0

DEPTH (ft)	SAMPLE TYPE	SAMPLE NO	SOIL DESCRIPTION	USC	ELEV (ft)
0			FILL- Coal fines		
5	SPT	1			
10	SPT	2			
15	SPT	3			
20	SPT	4			
25	SPT	5	-GOB mixed with fines and coal fragments		
30	SPT	6			
35	SPT	7	SILTY CLAY - Black	CL	
			-Brown, little sand trace gravel	CL	
40	SPT	8			
42			End of Boring 42.0 ft.		

AE EXPLORATION CORPORATION
SPRINGFIELD, ILLINOIS
(217) 525-8829 FAX (217) 525-8025

TEST BORING LOG

PROJECT	Flett Coal Recovery	PROJECT NO.	9-7510-12
BORING	B-5 SHT 1 OF 1	DATE	9/18/97
CLIENT	USA Coal	WEATHER	Sunny
LOCATION	Area # 2	INITIAL GWL@	FT.
CITY	Canton, Illinois	DELAYED GWL@ @	HRS.
SURFACE ELEV.	Grade	CAVE-IN	
		DRILLER	KFD HELPER HM

SAMPLE TYPE: DISTURBED / SHELBY TUBE / SPT SAMPLE / CONT.CME / NO RECOVERY / CORE

DEPTH (ft)	SAMPLE TYPE	SAMPLE NO.	▲PERCENT CLAY▲ (20 40 60 80) / ■PERCENT SILT■ (20 40 60 80) / PLASTIC M.C. LIQUID (20 40 60 80)	SOIL DESCRIPTION	●BLOW COUNT● (20 40 60 80) / ▲Qu (tsf)▲ / ■PPR (tsf)■ (1.0 2.0 3.0 4.0) / ◆Torvane (tsf)◆ (1.0 2.0 3.0 4.0)	USC	ELEV (ft)
0				FILL- Coal fines			
5	SPT	1					
10	SPT	2					
15	SPT	3					
20	SPT	4					
25	SPT	5					
30	SPT	6					
				-GOB with rocks			
35	SPT	7		- Gray Silty Clay, Interlayered with coal fragments			
40	SPT	8		SILTY CLAY/CLAYSHALE - Gray		CL	
				End of Boring 42.0 ft.			


FIATT
AREA 4
B8
B9
AREA 3
B11
B10
BX
AREA 1
OFFICE
B2
B1
B5
B4
AREA 2
0
1/4 mi.
1/2 mi.

TEST BORING LOCATIONS


RAPATEE
LONDON MILLS
FAIRVIEW
NORRIS
CANTON
FIATT
ST. DAVID
CUBA
BRYANT

Drilling Results

Prepared By:

Mineral Development Corporation

Sketch plan of Flatt AREA

Preliminary Drilling AREA 1 **and** 2

Scale 1" - 400"

Date May 1993


FT-2-1
FT-2-2
FT-2-3
AREA # 2
FT-1-1
FT-1-2
FT-1-3
FT-1-4
AREA # 1
MINERAL DEVELOPMENT CORPORATION
Sketch plan of Flatt AREA
Preliminary Drilling AREA 1 and 2
Scale 1" 400"
Date May 1993


FT-4-3
FT-4-2
MN
POND 4
FT-4-1
FT-3-3
FT-3-2
FT-3-1
POND 3

MINERAL DEVELOPMENT CORPORATION

Sketch plan of Flatt Ponds

Preliminary Drilling Ponds 3 and 4

FIATT AREA - Tri-no Coal Company

Fractional sizing from preliminary drilling - May, 1993

	Fractional sizing mesh			Fractional Ash mesh			Fractional Sulphur mesh			Fractional BTU mesh		
Sample No	Plus 9	9x170	170	Plus 9	9x170	170	Plus 9	9x170	170	Plus 9	9x170	170
FT-1-2	4.40	34.20	61.40	11.84	9.79	71.20	2.70	2.70	1.87	12364	12545	3619
FT-1-3	14.20	45.80	40.00	10.58	10.46	70.40	3.23	2.98	2.49	12747	12676	3723
FT-1-3A	11.90	47.90	40.20	11.14	11.40	72.18	2.79	2.91	1.94	12450	12275	3406
FT-1-4	6.10	28.10	65.80	9.27	9.84	72.23	3.01	2.72	1.80	12882	12783	3499
Average	9.15	39.00	51.85	10.70	10.45	71.58	2.99	2.85	1.92	12622	12540	3580
FT-2-1	0.40	12.50	87.10	18.08	8.14	64.30	2.74	2.75	1.78	11758	13072	4548
FT-2-2	11.90	60.20	27.90	9.08	10.19	66.80	2.89	2.90	2.73	12881	12806	4229
FT-2-3	11.00	65.70	23.30	22.37	37.58	71.30	4.15	4.79	2.27	10485	7730	3428
Average	7.77	46.13	46.10	15.47	22.87	65.98	3.48	3.78	2.05	11731	10333	4294

	Cumulative sizing mesh			Cumulative Ash mesh			Cumulative Sulphur mesh			Cumulative BTU mesh		
Sample No	Plus 9	9x170	170	Plus 9	9x170	170	Plus 9	9x170	170	Plus 9	9x170	170
FT-1-2	4.40	38.60	100.00	11.84	10.02	47.59	2.70	2.70	2.19	12364	12523	7056
FT-1-3	14.20	60.00	100.00	10.58	10.49	34.45	3.23	3.04	2.82	12747	12690	9105
FT-1-3A	11.90	59.80	100.00	11.14	11.36	35.80	2.79	2.89	2.51	12450	12310	8730
FT-1-4	6.10	34.20	100.00	9.27	9.57	50.80	3.01	2.77	2.00	12882	12781	8673
Average	9.15	48.15	100.00	10.70	10.50	42.18	2.99	2.88	2.38	12622	12558	7891
FT-2-1	0.40	12.90	100.00	18.08	8.39	57.09	2.74	2.75	1.91	11758	13031	5942
FT-2-2	11.90	72.10	100.00	9.08	10.01	25.85	2.89	2.90	2.85	12881	12851	10301
FT-2-3	11.00	76.70	100.00	22.37	35.33	43.71	4.15	4.70	4.13	10485	8125	7030
Average	7.77	53.90	100.00	15.47	21.89	42.22	3.48	3.74	2.96	11731	10534	7858

03 34845

STATE OF ILLINOIS COUNTY OF FULTON SS
THIS INSTRUMENT FILED FOR RECORD ON THE 12th DAY OF November AD 2003
AT 1:00 O'CLOCK P M

COUNTY CLERK & RECORDER

This instrument was prepared by:

Jon D. Starnes
6824 Hy 148
Macedonia, Ill 62860
At 4:00 Pickup

Send tax statement to and return to:

L I Coal
3025 Flame Avenue
Maitland, Florida 32751

QUIT CLAIM DEED

THE GRANTOR(S),
Jon D. Starnes
6824 Hy 148
of City of Macedonia 62860
Franklin County

Illinois for and in consideration of one dollar and other good and valuable consideration

CONVEY AND QUIT-CLAIMS to L I Coal,
3025 Flame Avenue of Maitland, Seminole
County, Florida, following described real estate, to-wit:

See attached

hereby releasing and waiving all rights under and by virtue of the Homestead Exemption Laws of this State.
Dated this 12 Day of November, 2003

STATE OF IL

COUNTY OF FULTON

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that JON D STARNES TEXAS 02798777, personally known to me to be the same person(s) whose name(s) is are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act for the uses and purposes therein set forth, including the release and waiver of the right of homestead.

Given under my hand and seal this 12 day of November, 2003

(SEAL) OFFICIAL SEAL
L. SUE MUNSON
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES 12-20-2003

L. Sue Munson
Notary Public

This form is made available by Randall L. Rumler, Recorder, for use by attorneys and those individuals dealing with their own property. The preparation of a deed is a specialized task requiring legal knowledge or advice. A deed affects legal rights and responsibilities.

Exempt under provisions of
Paragraph e, Section 31-45
Real Estate Transfer Act.
11-12-03
Date

Buyer, Seller or Representative

point; thence bearing North 23 degrees 17' 58" East, a distance of 507.38
feet along an existing fence to a point; thence bearing North 10 degrees
31' 43" East, a distance of 148.74 feet along an existing fence to a point;
thence bearing North 35 degrees 21' 39" East, a distance of 64.77 feet along
an existing fence to a point; thence bearing South 57 degrees 04' 45" East,
a distance of 305.50 feet along an existing fence to a point, thence bearing
South 04 degrees 27' 54" East, a distance of 19.10 feet along an existing
fence to a point; thence bearing South 34 degrees 06' 17" East, a distance of
734.80 feet along an existing fence to a point; thence bearing South 47
degrees 37' 07" East a distance of 358.96 feet along an existing fence to a
point; thence bearing South 47 degrees 10' 31" East, a distance of 477.54
feet along an existing fence to a point, thence bearing South 56 degrees
06' 11" East, a distance of 127.73 feet along an existing fence to the Point
of Beginning.

TRACT I-A: All that portion of Burlington Northern Railroad Company's 66 foot wide right-of-way on the Lewistown to Fairfield, Illinois Branch Line right-of-way, now discontinued, being 33 feet wide on each side of main track center line as originally located and constructed upon, over and across the West Half of the Northwest Quarter of Section 33, Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois.

TRACT II: That part of 100 acres of even width off the West side of the Northwest Quarter of Section 33, Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois, which lies West of the Chicago, Burlington and Quincy Railroad Right of Way as it was located on July 8, 1938 upon and over said Quarter Section.

TRACT III: The Northwest Quarter of the Southwest Quarter of Section 33, Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois, lying West of the Right of Way of the Chicago, Burlington and Quincy Railroad Right-of-way.

TRACT IV: The North 100 acres of the Northwest Quarter of Section 32, Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois, except a parcel of land measuring 565 feet North and South and 360 feet East and West located in the Southwest corner thereof, and further excepting that part thereof deed to Randy J. Deloet and Sherri D. Deloet, in that Deed dated October 21, 1994 and recorded January 4, 1995, in Volume 1310, Page 117, as Document NO. 95-65454, of the Land Records of Fulton County, Illinois and described as: that part thereof contained within the Southeast 20 acres of tillable real estate as shown on a certain map attached to said deed and shown as Parcel B on a certain map of said real estate attached to said deed.

TRACT V: A parcel of land measuring 61 rods North and South and 49 rods East and West located in the Northwest corner of the Northwest Quarter of the Northeast Quarter: Section 32, Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois, excepting therefrom that part thereof deeded to Randy J. Deloet and Sherri D. Deloet, in that Deed dated October 21, 1994 and recorded January 4, 1995, in Volume 1310, Page 117, as Document NO. 95-65454, of the Land Records of Fulton, County, Illinois, and described as: that part thereof contained within the Southeast 20 acres of tillable real estate as shown on a certain map attached to said deed and shown as Parcel B on a certain map of said real estate attached to said deed.

TRACT VI: The East Half of the East Half of the Northeast Quarter of Section 32 and also a part of the Northeast Quarter of Section 32 and of the Southeast Quarter of Section 32, all in Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois, more particularly described as follows: Beginning at the Northeast Corner of said Northeast Quarter of said Section 32, running thence West 38 rods, thence South 177 rods, thence East 38 rods, thence North 177 rods to the place of beginning; all situated in Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois.

TRACT VII: The West Half of the Southeast Quarter of Section 29, in Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois, except a parcel of land measuring 10 rods North and South and 16 rods East and West in the Northeast corner thereof.

TRACT VIII: The East 60 rods of the South Half of the Southwest Quarter of Section 29, Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois.

PERMANENT INDEX NUMBERS:	08-07-29-300-003	08-07-29-400-001
08-07-32-100-004	08-07-32-200-002	08-07-33-200-001
08-07-33-100-002	08-07-33-100-005	08-07-33-300-002
08-07-33-100-003	08-07-33-100-001	

C4 37808

STATE OF ILLINOIS COUNTY OF FULTON SS
THIS INSTRUMENT FILED FOR RECORD ON THE 19 DAY OF March AD 2004
AT 10:4 O'CLOCK P M

COUNTY CLERK & RECORDER

This instrument was prepared by:
Jon D. Starnes
6824 State Highway 148
Mulkeytown, Illinois 62865

Send tax statement and return to:
Lancaster International Corporation
225 Flame Avenue
Maitland, Florida 32751
Return to Sherry Dolest picked up

CORRECTIVE QUIT CLAIM DEED

THE GRANTOR, JON D. STARNES, of 6824 State Highway 148 South Mulkeytown, Franklin County, Illinois 62865 for and in consideration of one dollar and other good and valuable consideration, **CONVEYS AND QUIT CLAIMS** to **LANCASTER INTERNATIONAL CORPORATION**, a Florida corporation, with offices held at 225 Flame Avenue, Maitland, Seminole County, Florida 32751, the following described real estate lying situate in Fulton County, Illinois, to wit:

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE

hereby releasing and waiving all rights under and by virtue of the Homestead Exemption Laws of the State of Illinois;

Dated this 19th Day of March 2004

And further stating that this Corrective Quit Claim Deed is made and delivered to correct an error in that certain Quit Claim Deed, recorded number 03 14845 previously made, delivered and recorded on the public records of Fulton Country, Illinois on the 12th day of November, 2003, made by the Grantor herein to L I Corp., it being the intention of the parties by said previously filed Quit Claim Deed to convey and quit claim the above described real estate as well as all existing attachments to Lancaster International Corporation, a Florida corporation and not to L I Corp. as L I Corp. does not exist.

Jon D. Starnes

STATE OF ILLINOIS

COUNTY OF ~~FULTON~~ Franklin

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that JON D. STARNES, Texas driver's lenience No. 02798777 personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act for the purposes set forth, including the release and waiver of the right of homestead.

Given under my hand and seal this 19th day of March, 2004.

(SEAL)

"OFFICIAL SEAL"
Sandra L. Jones
Notary Public, State of Illinois
My Commission Expires 9.5.05

Notary Public

Exempt under provisions of Paragraph D, Section 31-45 Real Estate Transfer Act.

3-19-04
Date

Buyer, Seller or Representative

all interest in the following described real estate, to-wit:

TRACT II: The North Half of Section 33, Township 7 North, Range 3 East of the Fourth Principal Meridian, Fulton County, Illinois, except that part of 100 acres of even width off the West side of the said Northwest Quarter of said Section 33 which lies West of the Chicago, Burlington and Quincy Railroad Right of Way as it was located on July 8, 1938 upon and over said Quarter Section, and also except the following described real estate, to-wit:

EXCEPT the North west Quarter of Section 33, Township 7 North, Range 3 East of the Fourth Principal Meridian, lying East of the Railroad Right of Way, A parcel of land 38.360 acres described as the Homesite with buildings. Legal description E. of RR Pt W 100A NW.

A part of the said Northwest Quarter of said Section 33, Township 7 North, Range 3 East, Fourth Principal Meridian, Fulton County, Illinois, being more particularly described as follows and bearings are for descriptive purposes:

COMMENCING AT THE Southeast corner of said Northwest Quarter; thence bearing South 88 degrees 04' 24" West, a distance of 158.56 feet to the ACTUAL POINT OF BEGINNING; thence bearing South 09 degrees 56' 03" West, a distance of 1114.85 feet along an existing fence to a point; thence bearing North 12 degrees 30' 58" West, a distance of 811.49 feet along an existing fence to a

Coal Analysis

Prepared By:

Springfield City, Water,
Light & Power
(As Received Daily)

CITY WATER LIGHT & POWER

COAL ANALYSIS

DATE 11-3-81 LABORATORY NO. 81144

SAMPLE OF Fiatt 10/7-9,14,15/81

RESULTS

AS RECEIVED:

MOISTURE	23.4	%
ASH	20.9	%
SULFUR	2.17	%
HEAT OF COMBUSTION	7120	BTU PER LB

DRY BASIS:

ASH	27.2	%
SULFUR	2.83	%
HEAT OF COMBUSTION	9290	BTU PER LB
BTU AVERAGE, MOISTURE + ASH FREE	12790	BTU PER LB
SO_2/MILLION BTU	5.78	LBS

BY DA

DALLMAN LAB

CITY WATER LIGHT & POWER

COAL ANALYSIS

DATE 10-22-81 LABORATORY NO. 81138

SAMPLE OF Fiatt 9/16-23/81

RESULTS

AS RECEIVED:

MOISTURE	18.6	%
ASH	29.9	%
SULFUR	2.20	%
HEAT OF COMBUSTION	7170	BTU PER LB

DRY BASIS:

ASH	30.8	%
SULFUR	2.70	%
HEAT OF COMBUSTION	8810	BTU PER LB
BTU AVERAGE MOISTURE + ASH FREE	12690	BTU PER LB
SO_2/MILLION BTU	5.82	LBS

BY DA

DALLMAN LAB

Legal Description of Property owned by Lancaster International Corporation

14221 East Arrow Road
Cuba, Illinois 61427

TRACT 1 **The North half of Section 33, T.7N. R.3E., 4th P.M., Fulton County, Illinois, Except 18.556 Acres described as follows:**

A part of the Northwest Quarter of Section 33, T.7N., 4th P.M., Fulton County, Illinois, being more fully described as follows and bearings are for descriptive purposes:

Commencing at the Southeast Quarter of said Northwest Quarter, thence bearing S. 88°06'24" W., a distance of 158.56 ft. to the ACTUAL POINT OF BEGINNING; thence bearing S. 89°56'02" W., a distance of 1414.85 ft along an existing fence to a point; thence bearing N. 12°30'58" W., a distance of 231.49 ft. along an existing fence to a point; thence bearing N. 23°17'56" E., a distance of 589.38 ft. along an existing fence to a point; thence bearing N. 10°21'43" E. a distance of 248.74 ft. along an existing fence to a point; thence S. 57°06'45" E. a distance of 385.50 ft. along an existing fence to a point; thence bearing S 04°27'54" E. a distance of 19.10 ft. along an existing fence to a point; thence bearing S. 43°37'07" E. a distance of 358.96 ft. along an existing fence to a point; thence S. 47°10'51" E. a distance of 437.59 ft. along an existing fence to a point; thence bearing S. 56°06'11" E. a distance of 127.73 ft. along an existing fence to the Point of Beginning containing 18.556 acres.

TRACT 2 **That part of the Northwest Quarter of the Southwest Quarter of Section 33, T.7N., R3E. of the 4th P.M. lying West of the Chicago, Burlington, and Quincy Railroad Right of Way as it was located on July 8, 1938.**

TRACT 3 **The North 100 acres of the Northwest Quarter of Section 32, T.7N., R.3E., of the 4th P.M. Except a parcel of land measuring 565 feet north and south and 360 feet east and west located in the Southwest corner thereof.**

TRACT 4 **A parcel of land measuring 61 rods north and south and 49 rods east and west located in the Northwest corner of the Northwest Quarter of the Northeast Quarter of Section 32, T.7N., R.3E. of the 4th P.M.**

TRACT 5 The East half of the East Half of the Northeast Quarter of Section 32, T.7N., R3E. of the 4th P.M.

TRACT 6 A parcel of land containing approximately five acres in the Northeast Quarter of the Southeast Quarter of Section 32, T.7N., R.3E., of the 4th P.M.

TRACT 7 The West half of the Southwest Quarter, except a parcel of land measuring ten rods North and South and sixteen rods East and West in the Northeast corner thereof in Section 29, T.7N., R.3B., of the 4th P.M.

TRACT 8 The Southeast Quarter of the Southeast Quarter, Except a parcel of land measuring 458 feet North and South and 1068 feet East and West in the Northeast corner thereof in Section 29, T.7N., of the 4th P.M.

TRACT 9 The East sixty rods of the South Half of the Southwest Quarter in Section 29. T.7N., R.3E., of the 4th P.M.

TRACT 10 All of the part of the Southwest Quarter of the Southwest Quarter which lies West of the Chicago, Burlington, and Quincy Railroad Right of Way as it was located on July 8, 1938, in Section 28, T.7N., R3E. of the 4th P.M.